UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2021

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 4, 2021, Enbridge Inc. (the “Corporation”) completed the offering of (i) US$500,000,000 aggregate principal amount of its 0.550% Senior Notes due 2023 (the “2023 Notes”), (ii) US$500,000,000 aggregate principal amount of its 1.600% Senior Notes due 2026 (the “2026 Notes”) and (iii) an additional US$500,000,000 aggregate principal amount of its 3.400% Senior Notes due 2051 (the “2051 Notes” and, together with the 2023 Notes and the 2026 Notes, the “Notes”). US$500,000,000 aggregate principal amount of the Corporation’s 3.400% Senior Notes due 2051 were previously issued on June 28, 2021. The Notes are fully and unconditionally guaranteed by Enbridge Energy Partners, L.P. and Spectra Energy Partners, LP (together, the “Guarantors”), each of which is an indirect, wholly-owned subsidiary of the Corporation.

The Notes were offered pursuant to the Corporation’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 17, 2019 (Reg. No. 333-231553) (the “Registration Statement”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01 and the Registration Statement:

•	Underwriting Agreement, dated September 29, 2021, between the Corporation, the Guarantors and the underwriters party thereto.
•	Officers’ Certificate of the Corporation, dated October 4, 2021.
•	Form of Global Note representing the 2023 Notes.
•	Form of Global Note representing the 2026 Notes.
•	Form of Global Note representing the 2051 Notes.
•	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes and related guarantees.
•	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 29, 2021, between the Corporation, the Guarantors and the underwriters party thereto.
4.1	Officers’ Certificate of the Corporation, dated October 4, 2021.
4.2	Form of Global Note representing the 2023 Notes (included in Exhibit 4.1).
4.3	Form of Global Note representing the 2026 Notes (included in Exhibit 4.1).
4.4	Form of Global Note representing the 2051 Notes (included in Exhibit 4.1).
5.1	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes and related guarantees.
5.2	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1 above).
23.2	Consent of McCarthy Tétrault LLP (included in Exhibit 5.2 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: October 4, 2021	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara Vice President & Corporate Secretary (Duly Authorized Officer)